Exhibit 99.1

PRESS RELEASE

Holly Energy Partners, L.P. Announces Pricing of $400 Million of Senior Notes Due 2027

DALLAS, TX, April 6, 2022 — Holly Energy Partners, L.P. (NYSE: HEP) (the “Partnership” or “HEP”) announced today that it and its wholly owned subsidiary, Holly Energy Finance Corp. (together with the Partnership, the “Issuers”), have finalized the terms of their previously announced offering of $400 million in aggregate principal amount of 6.375% senior notes due 2027 (the “Notes”) in a private placement under Rule 144A and Regulation S of the Securities Act of 1933, as amended (the “Securities Act”) to eligible purchasers (the “Offering”). The Notes will be issued at a price equal to 100% of the principal amount thereof.

The Notes will initially be fully and unconditionally guaranteed on a senior unsecured basis by the Partnership’s existing wholly owned subsidiaries (other than Holly Energy Finance Corp., UNEV Pipeline, LLC and certain immaterial subsidiaries). The Partnership intends to use the net proceeds from the Offering to partially repay outstanding borrowings under its revolving credit agreement. The Offering is expected to close on April 8, 2022, subject to customary closing conditions.

The Notes and the related guarantees have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Notes are being sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.

This press release is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Holly Energy Partners, L.P.

Holly Energy Partners, L.P., headquartered in Dallas, Texas, provides petroleum product and crude oil transportation, terminalling, storage and throughput services to the petroleum industry, including subsidiaries of HF Sinclair Corporation (“HF Sinclair”). The Partnership, through its subsidiaries and joint ventures, owns and/or operates petroleum product and crude pipelines, tankage and terminals in Colorado, Idaho, Iowa, Kansas, Missouri, Nevada, New Mexico, Oklahoma, Texas, Utah, Washington and Wyoming, as well as refinery processing units in Kansas and Utah.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains various “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. When used in this press release, words such as “anticipate,” “project,” “expect,” “will,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “would,” “could,” “believe,” “may” and similar expressions and statements regarding our plans and objectives for future operations are intended to identify forward-looking statements. These forward-looking statements are based on our beliefs and assumptions and those of our general partner, using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties. Although we and our general partner believe that such expectations reflected in such forward-looking statements are reasonable, neither we nor our general partner can give assurance that our expectations will prove to be correct. All statements concerning our expectations for future results of operations are based on forecasts for our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements are subject to a variety of risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those anticipated, estimated, projected or expected. Certain factors could cause actual results to differ materially from results anticipated in the forward-looking statements. These factors include, but are not limited to: (i) HF Sinclair’s and our ability to successfully integrate the Sinclair Oil Corporation and Sinclair Transportation Company businesses acquired from REH Company (formerly known as The Sinclair Companies, referred to herein as “Sinclair”) (collectively, the “Sinclair Transactions”) with their existing operations and fully realize the expected synergies of the Sinclair Transactions or on the expected timeline; (ii) risks relating to the value of our limited partner common units issued at the closing of the Sinclair Transactions from sales by the Sinclair holders following the closing of the Sinclair Transactions; (iii) the demand for and supply of crude oil and refined products, including uncertainty regarding the effects of the continuing COVID-19 pandemic on future demand and increasing societal expectations that companies address climate change; (iv) risks and uncertainties with respect to the actual quantities of petroleum products and crude oil shipped on our pipelines and/or terminalled, stored or throughput in our terminals and refinery processing units; (v) the economic viability of HF Sinclair, our other customers and our joint ventures’ other customers, including any refusal or inability of our or our joint ventures’ customers or counterparties to perform their obligations under their contracts; (vi) the demand for refined petroleum products in the markets we serve; (vii) our ability to purchase and integrate future acquired operations; (viii) our ability to complete previously announced or contemplated acquisitions; (ix) the availability and cost of additional debt and equity financing; (x) the possibility of temporary or permanent reductions in production or shutdowns at refineries utilizing our pipelines, terminal facilities and refinery processing units, due to reasons such as infection in the workforce, in response to reductions in demand or lower gross margins due to the economic impact of the COVID-19 pandemic, and any potential asset impairments resulting from such actions; (xi) the effects of current and future government regulations and policies, including the effects of current and future restrictions on various commercial and economic activities in response to the COVID-19 pandemic; (xii) delay by government authorities in issuing permits necessary for our business or our capital projects; (xiii) our and our joint venture partners’ ability to complete and maintain operational efficiency in carrying out routine operations and capital construction projects; (xiv) the possibility of terrorist or cyberattacks and the consequences of any such attacks; (xv) uncertainty regarding the effects and duration of global hostilities and any associated military campaigns which may disrupt crude oil supplies and markets for refined products and create instability in the financial markets that could restrict our ability to raise capital; (xvi) general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States; (xvii) the impact of recent or proposed changes in the tax laws and regulations that affect master limited partnerships; and (xviii) other financial, operational and legal risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission.

All forward-looking statements included in this press release and all subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Other factors described herein, or factors that are unknown or unpredictable, could also have a material adverse effect on future results. You should not put undue reliance on any forward-looking statements. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in the “Risk Factors” section in our Annual Report on Form 10-K for the year ended December 31, 2021. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

FOR FURTHER INFORMATION, Contact:

Craig Biery

Vice President, Investor Relations

or

Trey Schonter

Investor Relations

Holly Energy Partners, L.P.

214-954-6511